Taxation	12 Months Ended
Dec. 31, 2010
Taxation [Abstract]
TAXATION
9. TAXATION
Cayman Islands
Under the current laws of Cayman Islands, the Group is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed.
British Virgin Islands
Under the current laws of British Virgin Islands, the Group is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Group to its shareholders, no British Virgin Islands withholding tax will be imposed.
Hong Kong
The Company’s subsidiaries in Hong Kong are subject to taxes at 16.5%. No Hong Kong profit tax has been provided as the Group did not have assessable profit that was earned in or derived from Hong Kong subsidiaries during the years presented.
China
Prior to January 1, 2008, the Company’s subsidiaries and VIE subsidiaries that are incorporated in the PRC are subject to Enterprise Income Tax (“EIT”) in accordance with the Enterprise Income Tax Law and the Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (collectively the “previous PRC Income Tax Laws”). Pursuant to the previous PRC Income Tax Laws and rules, enterprises were generally subject to a statutory tax rate of 33% (30% state income tax plus 3% local income tax). Subsidiaries that are registered in the Pudong New District of Shanghai are, however, subject to a 15% preferential EIT rate pursuant to the local tax preferential treatment before January 1, 2008.
In March 2007, the Chinese government enacted the Corporate Income Tax Law, and promulgated related regulations Implementing Regulations for the PRC Corporate Income Tax Law. The law and regulations went into effect on January 1, 2008. The Corporate Income Tax Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises. The Corporate Income Tax Law provides a five-year transitional period for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and rules, to gradually change their rates to 25%.
On April 14, 2008, relevant governmental regulatory authorities released qualification criteria, application procedures and assessment processes for “high and new technology enterprises,” which will be entitled to a favorable statutory tax rate of 15%. On July 8, 2008, relevant governmental regulatory authorities further clarified that new technology enterprises previously qualified under the previous income tax laws and rules as of December 31, 2007 would be allowed to enjoy grandfather treatment for the unexpired tax holidays, on condition that they were re-approved for “high and new technology enterprise” status under the regulations released on April 14, 2008.
In 2008, the local governments announced the recognition of the Company’s subsidiaries and VIEs, including Shengqu, Shanda Computer, Shanda Networking, Hangzhou Bianfeng, Shanghai Shulong, Shanghai Holdfast Online Information Technology Co., Ltd., Chengdu Aurora Technology Development Co., Ltd., and Chengdu Jisheng Technology Co., Ltd. as high-new technology enterprises and these entities are issued certificates of high-new technology enterprises that will expire in September through December 2011. Accordingly, with such certificates these entities are entitled to a preferential tax rate of 15%, which is effective retroactively from January 1, 2008 for three years, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. These subsidiaries and VIEs will seek for the extension of their respective high-new technology enterprise status prior to the expiration date of the respective certificates and, if approved, the term will be extended for another three years.
In 2010, Lansha and Jinyou were also recognized as a high-new technology enterprise and are entitled to a preferential tax rate of 15% effective from January 1, 2010 for three years.
Shengqu was also qualified for state key software enterprise for the years 2008 and 2009 and therefore has been subject to an income tax rate of 10% for the years 2008 and 2009. Shengqu did not qualify as a state key software enterprise in 2010 and it was subject to a 15% income tax rate in 2010 as it was recognized as a high-new technology enterprise.
The Corporate Income Tax Law also provides that “Software Enterprise” can enjoy an income tax exemption for two years beginning with their first profitable year and a 50% reduction in their tax rate to 12.5% for the subsequent three years. Shanda Computer is qualified as a software enterprise, which is effective from January 1, 2008, and is subject to a 0% income tax rate for the fiscal 2008 and a 50% tax rate reduction to an applicable rate from fiscal 2009 to fiscal 2011. As a result, Shanda Computer was subject to a 10% income tax rate in 2009. Despite the fact that Shanda Computer was subject to a 0% income tax rate for the year 2008, they were still required by the relevant tax bureau to prepay income tax of RMB79 million at the statutory rate of 15% during the year ended December 31, 2008, which was subsequently received from relevant tax authorities in 2009. In 2010, Shanda Computer qualified for state key software enterprise and was subject to an income tax rate of 10% for the year 2010.
In April 2010, Shengji, as a software enterprise, has been granted a two-year EIT exemption and a three year 50% EIT reduction on its taxable income, which is effective retroactively from January 1, 2009. Accordingly, Shengji was subject to a preferential income tax rate of 0% for the year ended December 31, 2009 and 2010. In May 2010, Chengdu Aurora also qualified as “software development enterprise” and was granted a three year 50% enterprise income tax (“EIT”) reduction (“tax holiday”) on its taxable income, which is effective retroactively from January 1, 2009. Therefore Chengdu Aurora was subject to a 12.5% preferential income tax rate for the year ended December 31, 2009 and 2010, respectively.
The Corporate Income Tax Law also imposes a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside China, which were exempted under the previous income tax laws and rules. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company. Holding companies in Hong Kong, for example, are subject to a 5% withholding tax rate. All of the Group’s China-based subsidiaries were invested by immediate foreign holding company in Hong Kong. All the foreign invested enterprises are subject to withholding tax on dividends distribution effective from January 1, 2008. In 2008 and 2009, certain subsidiaries of the Company planned to distribute profit to its immediate holding companies in Hong Kong and a withholding tax of RMB60.0 million and RMB69.6 million was accrued based on a 5% withholding tax rate. Except for this, since the Company intends to reinvest earnings to further expand its businesses in mainland China, its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies. Therefore no withholding income tax was provided in 2010.
Taiwan
Seed Music Taiwan entities mainly operate in Taiwan and are subject to a corporate income tax rate of 25%.
Korea
Actoz and Eyedentity are subject to income tax on the taxable income as reported in its statutory financial statements adjusted in accordance with the Corporate Income Tax Law of the Republic of Korea (the “Korea Income Tax Laws”). Under the Korean Income Tax Laws, corporations were subject to a tax rate of 14.3% for the year ended December 31, 2008 (or 27.5% if the corporation’s taxable income was greater than KRW100 million for such year); 12.1% for the year ended December 31, 2009 (or 24.2% if the corporation’s taxable income was greater than KRW200 million for such year); and 11% for the year ended December 31, 2010 and thereafter (or 24.2% if the corporation’s taxable income was greater than KRW200 million for such year). The foregoing tax rates include resident tax surcharges in accordance with the Korea Income Tax Laws and local tax laws. Actoz was subject to a tax rate of 27.5% in 2008, 24.2% in 2009 and 24.2% in 2010.
Under the Special Tax Treatment Control Law of Korea, Eyedentity, as a small and medium-sized venture company, was entitled to a 50% reduction in corporate income tax on its taxable income. However, after the acquisition of Eyedentity by the Group, Eyedentity is no longer qualified as a small and medium-sized venture company and was subject to the standard statutory corporate income tax rate. Eyedentity was subject to a tax rate of 24.2% in 2010.
United States
Mochi is subject to income tax on the taxable income as reported in its statutory financial statements adjusted in accordance with the Enterprise Income Tax Law of the United States (the “US Income Tax Laws”). Mochi is subject to a progressive tax rate ranges from 15% to 35% for the years ended December 31, 2008, 2009 and 2010.
Composition of income tax expense
The current and deferred portion of income tax expense included in the consolidated statements of operations and comprehensive income for the years ended December 31, 2008, 2009 and 2010 are as follows:

	2008	2009	2010
	RMB	RMB	RMB

Current income tax expenses	226,226,624	437,321,556	393,699,607
Deferred income tax benefits	(9,755,523)	(21,160,024)	(23,940,614)
Withholding taxes	60,000,000	69,635,112	—

Income tax expenses	276,471,101	485,796,644	369,758,993

Reconciliation of the differences between statutory tax rate and the effective tax rate
The reconciliation between the statutory EIT rate and the Group’s effective tax rate for the years ended December 31, 2008, 2009 and 2010 is as follows:

	2008	2009	2010

Statutory income tax rate	25%	25%	25%
Tax differential from statutory rate applicable to the subsidiaries and the VIE subsidiaries	(12%)	(14%)	(13%)
Enacted tax rate change	(1%)	—	—
Effect of tax holidays	(5%)	(1%)	(8%)
Effect of the withholding taxes	4%	3%	—
Effect of change in valuation allowance	4%	4%	21%
Non-deductible expenses	3%	5%	7%

Effective income tax rate	18%	22%	32%

The aggregate amount and per share effect of the tax holidays are as follows:

	2008	2009	2010
	RMB	RMB	RMB
The aggregate net income effect	81,125,328	26,044,547	94,365,491
Basic share effect	0.57	0.19	0.79
Diluted share effect	0.56	0.19	0.77
The Group’s deferred tax assets and deferred tax liabilities at each balance sheet date are as follows:

	December 31,	December 31,
	2009	2010
	RMB	RMB
Deferred tax assets
Licensing fees and related costs and deferred revenues	33,507,663	45,276,201
Accrued expenses and inventory provision	100,489,180	135,353,780
Less: Valuation allowances	(18,492,331)	(55,484,598)

Current deferred tax assets	115,504,512	125,145,384

Tax losses carry forward	78,681,097	258,348,323
Other temporary differences	10,120,589	34,610,700
Foreign tax credit	117,557,522	156,939,825
Development costs	9,825,670	10,755,001
Less: Valuation allowances	(197,186,848)	(432,179,615)

Non-current deferred tax assets	18,998,030	28,474,234

Deferred tax liabilities
Revenue recognition	—	18,204,455
Withholding taxes	92,683,791	92,683,791
Intangible assets arising from business combination	15,164,878	1,259,133

Current deferred tax liabilities	107,848,669	112,147,379

Intangible assets arising from business combination	65,020,798	389,971,837

Non-current deferred tax liabilities	65,020,798	389,971,837

Movement of valuation allowances

	2009	2010
	RMB	RMB

At beginning of year	59,680,349	215,679,179
Consolidation of subsidiaries	50,028,771	41,807,356
Current year additions	108,252,671	234,068,747
Disposal of subsidiaries	—	(2,216,126)
Current year reversals	(2,282,612)	(1,674,943)

At end of year	215,679,179	487,664,213

Valuation allowances have been provided on the net deferred tax assets due to the uncertainty surrounding their realization. As of December 31, 2009 and 2010, the majority of valuation allowances were provided because it was more likely than not that the Group will not be able to utilize certain tax losses carry forwards generated by certain VIE subsidiaries and foreign tax credit carry forwards generated by a subsidiary. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase income when those events occur.
Tax losses incurred in 2008, 2009, and 2010 were approximately RMB67.2 million, RMB166.8 million and RMB618.2 million, respectively. The tax losses carried forward as at December 31, 2008, 2009, and 2010, which approximated RMB87.4 millions, RMB387.5 millions and RMB1,013.3 million, respectively, will expire during the period from year 2011 to 2015.
The Group implemented the provisions of ASC 740-10-25 as of January 1, 2007 and the adoption of ASC 740-10-25 had no impact on the Group’s results of operations and shareholders’ equity. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2008	2009	2010
	RMB	RMB	RMB

Balance at the beginning of the year	9,427,110	9,427,110	9,427,110
Additions for tax positions of the current year	—	—	—

Balance at the end of the year	9,427,110	9,427,110	9,427,110

If the Group’s unrecognized tax benefits accrued as of December 31, 2010 were to become recognizable in the future, the Group would record a total reduction of approximately RMB9.4 million in the income tax provision. The Group is not aware of any factors that indicate the unrecognized tax benefits accrued as of December 31, 2010 will be qualified for recognition in the foreseeable future and consider it a long-term liability.
The Group’s accounting policy is to record estimated interest and penalties related to the potential underpayment of income taxes, net of related tax effects, as a component of the income tax provision. As of December 31, 2009 and 2010, the Group had accrued no such estimated interest expense and income tax penalty expense.
The Group’s uncertain tax positions are taken with respect to income tax return reporting periods beginning after December 31, 2002, which are the periods that remain generally open to income tax audit examination by the various income tax authorities that have jurisdiction over the Company’s subsidiary and VIE’s income tax reporting for that period of time, which is usually five years. The Group has monitored and will continue to monitor the lapsing of statutes of limitations on potential tax assessments for related changes in the measurement of unrecognized tax benefits, related net interest and penalties, and deferred tax assets. As of December 31, 2010, however, the Group does not expect to record any material changes in the measurement of unrecognized tax benefits, related net interest and penalties or deferred tax assets and liabilities due to the lapsing of statutes of limitations on potential tax assessments within the next twelve months.